As filed with the Securities and Exchange Commission on December 28, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Address of principal executive offices) (Zip code)

Julietta Martikyan

PRIMECAP Management Company

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2023

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH  (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2023, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +8.13%, +9.30%, and +9.01%, respectively. The unmanaged S&P 500® Index produced a total return of +10.14% during the period. Relative to the S&P 500®, favorable stock selection was unable to offset unfavorable sector allocation in the Stock and Growth Funds, while the Aggressive Growth Fund lagged on modestly unfavorable selection results.

The fiscal year featured a resurgent equity market, peaking mid-summer before faltering somewhat thereafter. Prior to its late-period weakness, the S&P 500®’s rebound had fully retraced last fiscal year’s 15% decline. Market optimism in a “soft landing,” coupled with particular enthusiasm for the promise of artificial intelligence, pushed equities higher. But market strength was narrowly tailored to select large-capitalization growth stocks, with the Russell 1000 Growth Index surging 19%; many other market gauges instead declined during the period, including the relevant Russell indices for value stocks, small-cap stocks, and mid-cap stocks.

The underlying economy proved resilient during the year, supported by a still-tight labor market. The unemployment rate remained below 4%, and job growth sustained at a solid pace. Consumers thus continued to spend reliably, and this consistent strength in personal consumption expenditures translated to healthy real GDP growth. Inflation moderated to roughly 4%; September’s CPI reading was less than half year-ago levels, while Core CPI remained above target but was trending lower.

The Federal Reserve, meanwhile, persisted in its aggressive tightening campaign, executing 11 rate hikes totaling 525 basis points dating back to last year. The relentless rise in rates sparked a short-lived regional banking crisis in March, underscored by Silicon Valley Bank’s overnight collapse. The Fed eventually paused its campaign, but interest rates continued to drift higher. Rising yields applied increasing pressure to a variety of rate-sensitive industries, and ultimately tipped market sentiment negative into year-end.

Communication services (+36%) and information technology (+33%) were the undisputed winning sectors in a comeback year for Big Tech. Indeed, of the newly minted “Magnificent Seven,” only Tesla (-12%) failed to ignite. The other constituents – Meta (+223%), NVIDIA (+202%), Microsoft (+47%), Alphabet (+32%), Amazon (+30%), and Apple (+12%) – fueled the S&P 500® return. All remaining sectors lagged the index, and most outright declined. Defensive sectors (utilities -8%, real estate -7%, health care -5%, consumer staples -3%) were weakest, but energy (-2%) and financials (-1%) also finished in the red.

All three Funds underperformed the S&P 500® this year. The Funds’ single-digit exposure to the Magnificent Seven – stocks that now comprise nearly 30% of the S&P 500® – created a relative headwind of more than 500 basis points per Fund. Even more, suitable substitutes were scarce; the S&P 500®’s average stock return was negative, and smaller stocks generally fared even

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

worse. Within this unforgiving context, all three Funds nearly kept pace with the benchmark’s gain, and the Stock and Growth Funds even managed to deliver favorable stock selection. But such moral victories provide limited solace when the Funds fall short.

The Funds’ sector positioning shifted only slightly. The Funds continue to hold overweight positions in the health care and industrials sectors and underweight position in the energy, real estate, consumer staples, communication services, materials, and utilities sectors. Financials flipped to an underweight position in the Stock Fund, a function of both Fund performance and portfolio management; the other Funds were already underweight the sector. And information technology reverted to an overweight position in the Aggressive Growth Fund, while the Stock and Growth Funds maintained their underweight exposures. The Aggressive Growth Fund also features an overweight position in the consumer discretionary sector, whereas the Stock and Growth Funds continue to express a modest underweight view.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

For the fiscal year ended October 31, 2023, the Stock Fund’s total return of +8.13% trailed the S&P 500®’s total return of +10.14%. Relative to the S&P 500®, unfavorable sector allocation more than offset favorable stock selection.

The Stock Fund’s sector allocation created a sizable headwind relative to the index. The Fund’s only two overweight sectors, health care (27% of average Stock Fund assets versus 14% for the index) and industrials (20% versus 9%), both lagged the S&P 500®. Meanwhile, underweight positions in the two best-performing sectors, information technology (20% versus 26%) and communication services (3% versus 8%), compounded the problem. Providing a partial offset were underweight positions in three defensive sector laggards (consumer staples, real estate, and utilities).

Strong stock selection helped narrow the performance gap to the index. Eli Lilly (+55%), the Fund’s largest position, was the standout performer within health care, charting another robust return on increasing enthusiasm in Mounjaro/Zepbound, its diabetes/obesity drug. This more than compensated for weakness in Bristol-Myers (-31%) and Biogen (-16%). Industrials was also a bright spot, as FedEx (+53%) rebounded after a difficult stretch and satellite imaging company Maxar Technologies (+137%) was acquired by private equity firm Advent International. Southwest (-38%) was a partial offset as persistent operational challenges exacerbated what was a challenging environment for the airlines.

Stock selection elsewhere was less favorable. Lithium producer Albemarle (-54%) slumped within materials, and financial services firm Raymond James (-18%) faltered within financials. But selection results were mostly hampered by underweight positions in the mega-capitalization technology companies. NVIDIA (+202%) and Microsoft (+47%) soared on AI-centric optimism, more than offsetting strong performances by KLA (+50%), Intel (+33%), and Flex (+31%) within

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

information technology. Likewise, Meta (+223%) tripled following last year’s steep decline, while Alphabet (+32%) also bounced; the Fund’s underweight position in both companies weighed on results in communication services. And within consumer discretionary, no exposure to Amazon (+30%) also detracted from results, adding to weakness from the Fund’s sizable ownership of Whirlpool (-20%).

The top 10 holdings, which collectively represented 37.3% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/23	Ending % of Total Portfolio*
Eli Lilly & Co.	10.1
Astrazeneca PLC – ADR	4.3
AECOM	3.4
FedEx Corp.	3.0
Microsoft Corp.	3.0
Intel Corp.	2.9
Amgen, Inc.	2.9
KLA Corp.	2.7
Biogen, Inc.	2.6
Flex Ltd.	2.4
Total % of Portfolio	37.3

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

PRIMECAP Odyssey Growth Fund

For the fiscal year ended October 31, 2023, the Growth Fund returned +9.30%, trailing the S&P 500®’s +10.14% total return and the Russell 1000 Growth Index’s total return of +18.95%. Unfavorable sector allocation more than offset favorable stock selection relative to the S&P 500®.

Sector allocation was less punitive than that of the Stock Fund given more exposure to communication services (5%) and information technology (23%) and less exposure to industrials (14%) and financials (8%), all of which benefited relative results. This was partially offset by the Growth Fund’s larger health care overweight position (33%).

Stock selection was favorable overall and nearly offset the allocation headwind. Health care was particularly strong – Eli Lilly again led the way, but Seagen (+67%) and ABIOMED (+51%), acquisition targets of Pfizer and Johnson & Johnson, respectively, also contributed.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Smaller-capitalization health care stocks generally struggled, however, punctuated by significant weakness in FibroGen (-97%) and Insulet (-49%). Within information technology, Cisco (+18%) announced its purchase of enterprise software company Splunk (+77%), the Fund’s second-largest position, while greater exposure to electronics manufacturer Jabil (+92%) complemented the Fund’s significant stake in competitor Flex.

Selection in other sectors was generally unfavorable. Industrial parts marketplace Xometry (-76%) and a larger position in Raymond James (-18%) beset industrials and financials, respectively. And within consumer discretionary, Royal Caribbean (+59%) surged as cruise demand recovered but was unable to offset iRobot (-42%), whose delayed acquisition by Amazon faced ongoing hurdles.

The top 10 holdings, which collectively represented 33.6% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/23	Ending % of Total Portfolio*
Eli Lilly & Co.	8.6
Splunk, Inc.	3.8
Alphabet, Inc. – Class A & C	3.2
Seagen, Inc.	3.2
Biogen Inc.	3.0
AECOM	2.7
Microsoft Corp.	2.3
Amgen, Inc.	2.3
Raymond James Financial, Inc.	2.3
BioMarin Pharmaceutical, Inc.	2.2
Total % of Portfolio	33.6

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

PRIMECAP Odyssey Aggressive Growth Fund

For the fiscal year ended October 31, 2023, the Aggressive Growth Fund’s total return of +9.01% trailed the S&P 500®’s total return of +10.14% but exceeded the Russell Midcap Growth Index’s total return of +3.35%. Modestly unfavorable stock selection was the primary driver of underperformance relative to the S&P 500®.

The Aggressive Growth Fund’s sector allocation was roughly neutral. Similar to the Growth Fund, greater exposure to communication services (6%) and information technology (26%) and less exposure to industrials (12%) and financials (5%) were the key differentiators.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Stock selection was unfavorable, due in part to the Aggressive Growth Fund’s heightened exposure to smaller stocks, particularly within the health care sector. Eli Lilly, Seagen, and ABIOMED were again hugely beneficial, but their collective impact was nearly offset by several key underperformers, including Xencor (-38%), BioNTech (-32%), and larger positions in Biogen, FibroGen, and Insulet.

Beyond health care, selection delivered a mixed impact. Within information technology, semiconductor technology company Axcelis (+120%) and OLED developer Universal Display (+48%) were key contributors, adding to strength from Splunk, Jabil, KLA, and Flex; however, small-cap semiconductor holdings Wolfspeed (-57%) and MaxLinear (-51%) joined the Fund’s underweight positions in Microsoft and NVIDIA as prominent detractors. Within financials, selection results were notably improved, owing both to less bank exposure and a position in electronic trading platform Tradeweb (+64%). And within consumer discretionary, Xpeng (+119%), Sony (+23%), and more exposure to Royal Caribbean countered the Fund’s modest overweight position in Tesla (-12%).

The top 10 holdings, which collectively represented 33.6% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/23	Ending % of Total Portfolio*
Eli Lilly & Co.	5.6
Seagen, Inc.	5.0
Splunk Inc.	4.0
Biogen, Inc.	3.2
Micron Technology, Inc.	3.1
Sony Group Corp. – ADR	2.9
Alphabet, Inc. – Class A & C	2.6
BioMarin Pharmaceutical, Inc.	2.5
Flex Ltd.	2.4
Tesla, Inc.	2.3
Total % of Portfolio	33.6

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

Outlook

The equity market finished the year on a downward slide, approaching “correction” territory. The abrupt decline reflects a certain fragility in the current moment, as escalating yields threaten to

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

upend the Fed’s precarious balancing act. Even with its recent weakness, however, the S&P 500® Index’s valuation (17.3x forward P/E) sits above historical norms (15.6x 20-year average).

And this lofty valuation is artificially depressed by rosy estimates. Forward earnings incorporate most of 2024’s consensus 12% earnings growth, an expectation that defies widespread concerns about a slowing macroeconomic environment. Meanwhile, interest rates continue to climb; the 10-year Treasury yield finished the period just shy of 5%, a level not seen since 2007. Higher interest rates do not necessarily compel multiples lower, but a higher-for-longer rate regime undermines support for above-average equity valuations. These metrics warrant ongoing caution.

That said, this big picture assessment obscures important nuance. Market leadership this year belonged primarily to Big Tech, resulting in unprecedented index concentration for the so-called Magnificent Seven. Apple and Microsoft are each currently larger than five entire sectors, and the two titans combined exceed the size of every sector but their own (information technology). Market-level analysis is thus increasingly skewed by a handful of non-representative stocks.

For instance, trading at roughly 28x forward P/E in aggregate, the Seven exert upward pressure on index valuation. Absent these hefty, higher-multiple outliers, the rest of the index – the Mundane Four Hundred Ninety-Three perhaps – trades closer to 14x forward P/E, below the S&P 500® Equal Weighted Index’s longer-term average. Put differently, even if the capitalization-weighted index feels pricey, the average stock is not overly expensive – a few big-ticket items bias the basket.

To be clear, the Seven have earned their Magnificent moniker; they sport high-growth, wide-moat businesses with dominant positions in massive industries. The Funds meaningfully participated in some of these success stories and overlooked others; we maintain consequential positions in several (Microsoft, Alphabet, Tesla). But today, as reflected in our stark collective underweight position, we are skeptical. Skeptical of their sheer size and corresponding multiples, which may imply unsustainable expectations. Skeptical of their regulatory runway, with global regulators in heavy pursuit. And, perhaps most importantly, skeptical of their market supremacy; creative destruction is undefeated, no matter how entrenched the incumbent.

Fortunately, there are no shortage of companies that we would rather own. And while we recently highlighted one such company – Eli Lilly – in last year’s letter, the stock’s centrality to each Fund’s performance merits a refresh. Lilly logged yet another big gain this year, with incremental upside driven by the company’s almost open-ended obesity opportunity.

Not long ago, glucagon-like peptide-1 receptor agonists, or GLP-1s, were a relatively obscure drug class primarily used to treat diabetes. Novo Nordisk’s Victoza launched in 2010, followed by Lilly’s superior Trulicity product in 2014. These GLP-1 therapies and their next-generation derivatives lower blood sugar levels and thus help resolve a diabetic deficiency. But they also induce weight loss, at least in part by signaling satiety to the hypothalamus. First Novo and then Lilly thus pivoted to an obesity indication, with Novo’s Wegovy (a version of its Ozempic

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

product) achieving FDA approval for obesity in 2021 and, as something of a Trulicity echo, Lilly’s superior tirzepatide drug (brand name Mounjaro for diabetes and Zepbound for obesity) recently achieving the same milestone.

Today, GLP-1s are no longer just another drug class. Most drugs aim to transform a patient’s life; GLP-1s may transform the entire economy. Obesity is an intractable public health problem, a crisis with expansive ramifications. There are roughly 100 million obese adults in the United States alone; rationalizing their collective appetite should drive better health outcomes, which would have first-order consequences for adjacent medical fields. But such massive behavioral change would also bend the country’s food spend lower. And if, as some project, GLP-1-induced satiety softens impulses more broadly, this drug class could disrupt overall consumption in countless ways.

The Funds were invested in Lilly well before these developments unfolded. Our Lilly thesis had many elements, including stellar management, disproportionately high R&D spend supporting best-in-class research, and a uniquely potent pipeline. We were especially eager to underwrite two mammoth pipeline opportunities, donanemab in Alzheimer’s and this next-generation GLP-1 in diabetes/obesity. Both drugs have now cleared their respective clinical hurdles; donanemab awaits full FDA approval, while tirzepatide won approval for both diabetes (Mounjaro) and obesity (Zepbound). As a combination GLP-1/GIP agonist, tirzepatide is a novel formulation in the GLP-1 class; it delivers better efficacy and will be advantaged commercially. The stage is set for tirzepatide to become one of the most successful drugs in pharmaceutical history. Lilly’s earnings could quadruple or more by decade-end.

Lilly’s story continues to be a staggering success. Of note, the Funds hold dozens of other mundane, not-yet-magnificent stocks with enormous upside potential, whose fundamental trajectories today may resemble Lilly’s a decade ago. Of course, many will not fully realize this potential – such outcomes are exceedingly rare. But our portfolio is biased towards such differentiated opportunities.

The market is awash in powerful crosscurrents. This year’s once-inevitable recession never arrived, as the Fed has managed to trim inflation without stalling the economic engine. Worrisome indicators – for instance, an inverted yield curve and declining money supply – have thus far not been predictive, even if our qualitative assessment of the economy skews negative, and our outlook leans cautious. But we still own attractively-priced companies whose fundamentals, like those of Eli Lilly, can evolve much better than the market anticipates. And we still prefer such stocks to the Magnificent Seven.

Sincerely,

PRIMECAP Management Company

November 10, 2023

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500® is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Price-to-earnings ratio is calculated by dividing the current share price of a stock by its earnings per share.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2023
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Stock Fund	8.13%	8.85%	10.21%	9.74%
S&P 500®*	10.14%	11.01%	11.18%	9.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500® is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2023
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Growth Fund	9.30%	7.63%	10.44%	10.33%
S&P 500®*	10.14%	11.01%	11.18%	9.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500® is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2023
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Aggressive Growth Fund	9.01%	5.29%	9.57%	11.34%
S&P 500®*	10.14%	11.01%	11.18%	9.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500® is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Communication Services	2.8%
Consumer Discretionary	8.8%
Consumer Staples	1.5%
Energy	3.1%
Financials	9.4%
Health Care	28.4%
Industrials	18.7%
Information Technology	22.0%
Materials	2.0%
Short-Term Investments, net of Liabilities in Excess of Other Assets	3.3%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Communication Services	5.7%
Consumer Discretionary	9.1%
Consumer Staples	0.5%
Energy	3.5%
Financials	7.3%
Health Care	33.1%
Industrials	13.6%
Information Technology	25.3%
Materials	0.6%
Rights (Health Care)	0.0%
Short-Term Investments and Other Assets	1.3%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2023. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Communication Services	6.5%
Consumer Discretionary	12.3%
Consumer Staples	0.0%
Energy	1.8%
Financials	4.8%
Health Care	31.7%
Industrials	10.6%
Information Technology	29.2%
Materials	0.7%
Real Estate	0.1%
Rights (Health Care)	0.0%
Warrants (Materials)	0.0%
Short-Term Investments, net of Liabilities in Excess of Other Assets	2.3%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2023. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2023

Shares		Value
COMMON STOCKS – 96.7%

Communication Services – 2.8%
352,700	Alphabet, Inc. – Class A (a)	$43,763,016
367,050	Alphabet, Inc. – Class C (a)	45,991,365
138,600	Comcast Corp. – Class A	5,722,794
55,200	Meta Platforms, Inc. – Class A (a)	16,630,104
300,000	Nintendo Co. Ltd. – JPY	12,312,716
296,200	Walt Disney Co. (The) (a)	24,166,958

		148,586,953

Consumer Discretionary – 8.8%
423,200	Bath & Body Works, Inc.	12,547,880
150,800	Brinker International, Inc. (a)	5,115,136
25,700	Burlington Stores, Inc. (a)	3,110,471
129,400	Capri Holdings Ltd. (a)	6,622,692
502,700	CarMax, Inc. (a)	30,709,943
958,800	Carnival Corp. (a)	10,987,848
207,780	eBay, Inc.	8,151,209
217,800	Leslie’s, Inc. (a)	1,075,932
3,870,660	Mattel, Inc. (a)	73,852,193
78,400	MGM Resorts International	2,737,728
1,280,000	Newell Brands, Inc.	8,601,600
842,600	Ross Stores, Inc.	97,716,322
184,550	Royal Caribbean Cruises Ltd. (a)	15,636,922
1,270,989	Sony Group Corp. – ADR	105,555,636
213,600	TJX Cos., Inc. (The)	18,811,752
227,533	Victoria’s Secret & Co. (a)	4,068,290
508,339	Whirlpool Corp.	53,151,926

		458,453,480

Consumer Staples – 1.5%
169,100	Altria Group, Inc.	6,792,747
298,600	BJ’s Wholesale Club Holdings, Inc. (a)	20,340,632
189,800	Dollar Tree, Inc. (a)	21,084,882
85,600	Philip Morris International, Inc.	7,632,096
239,500	Sysco Corp.	15,924,355
149,000	Tyson Foods, Inc. – Class A	6,906,150

		78,680,862

Energy – 3.1%
166,500	Cameco Corp.	6,811,515
207,300	EOG Resources, Inc.	26,171,625
339,140	Hess Corp.	48,971,816

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2023 – continued

Shares		Value
Energy (continued)
171,000	Pioneer Natural Resources Co.	$40,869,000
1,310,000	Southwestern Energy Co. (a)	9,340,300
233,600	TechnipFMC PLC	5,027,072
1,119,600	Transocean Ltd. (a)	7,411,752
152,600	Valero Energy Corp.	19,380,200

		163,983,280

Financials – 9.4%
771,200	Bank of America Corp.	20,313,408
90,000	Bank of New York Mellon Corp. (The)	3,825,000
1,105,850	Citigroup, Inc.	43,670,017
228,200	CME Group, Inc. – Class A	48,711,572
387,600	Discover Financial Services	31,814,208
9,790	Evercore, Inc. – Class A	1,274,462
70,900	Fidelity National Information Services, Inc.	3,481,899
385,400	JPMorgan Chase & Co.	53,593,724
240,000	KeyCorp	2,452,800
590,700	Northern Trust Corp.	38,933,037
97,050	PayPal Holdings, Inc. (a)	5,027,190
71,640	Progressive Corp. (The)	11,325,568
848,575	Raymond James Financial, Inc.	80,987,998
125,100	Visa, Inc. – Class A	29,411,010
2,887,808	Wells Fargo & Co.	114,848,124
21,440	WEX, Inc. (a)	3,569,331

		493,239,348

Health Care – 28.4%
68,000	Abbott Laboratories	6,429,400
379,300	Agilent Technologies, Inc.	39,208,241
46,400	Alcon, Inc.	3,309,248
586,900	Amgen, Inc.	150,070,330
3,562,100	AstraZeneca PLC – ADR	225,231,583
582,280	Biogen, Inc. (a)	138,314,791
349,600	Boston Scientific Corp. (a)	17,896,024
1,506,300	Bristol-Myers Squibb Co.	77,619,639
197,030	CVS Health Corp.	13,597,040
6,700	Danaher Corp.	1,286,534
3,369,341	Elanco Animal Health, Inc. (a)	29,683,894
953,023	Eli Lilly & Co.	527,908,030
719,880	GSK PLC – ADR	25,699,716
391,890	LivaNova PLC (a)	19,222,205

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2023 – continued

Shares		Value
Health Care (continued)
31,700	Medtronic PLC	$2,236,752
69,100	Merck & Co., Inc.	7,096,570
528,550	Novartis AG – ADR	49,461,709
183,000	Revvity, Inc.	15,161,550
76,411	Roche Holding AG – CHF	19,643,503
29,650	Sandoz Group AG – CHF (a)	770,871
86,450	Sanofi – ADR	3,911,863
127,000	Siemens Healthineers AG – EUR	6,224,423
20,800	Stryker Corp.	5,620,576
135,400	Thermo Fisher Scientific, Inc.	60,221,858
15,480	Waters Corp. (a)	3,692,444
327,000	Zimmer Biomet Holdings, Inc.	34,142,070
3,500	ZimVie, Inc. (a)	24,710

		1,483,685,574

Industrials – 18.7%
2,309,600	AECOM	176,799,880
298,869	Airbus SE – EUR	39,933,951
54,050	Alaska Air Group, Inc. (a)	1,709,601
2,269,750	American Airlines Group, Inc. (a)	25,307,712
34,900	AMETEK, Inc.	4,912,873
332,062	Carrier Global Corp.	15,826,075
108,023	Caterpillar, Inc.	24,418,599
280,700	CSX Corp.	8,378,895
229,720	Curtiss-Wright Corp.	45,670,633
5,200	Deere & Co.	1,899,872
938,450	Delta Air Lines, Inc.	29,326,562
654,585	FedEx Corp.	157,165,859
72,200	General Dynamics Corp.	17,422,582
68,200	GXO Logistics, Inc. (a)	3,444,782
481,030	Jacobs Solutions, Inc.	64,121,299
276,000	JELD-WEN Holding, Inc. (a)	3,127,080
326,400	Kirby Corp. (a)	24,382,080
36,000	Knight-Swift Transportation Holdings, Inc.	1,760,040
23,300	L3Harris Technologies, Inc.	4,180,253
164,200	Matson, Inc.	14,293,610
84,400	Moog, Inc. – Class A	9,794,620
75,800	Norfolk Southern Corp.	14,461,882
31,581	Otis Worldwide Corp.	2,438,369
17,390	Rockwell Automation, Inc.	4,570,266

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2023 – continued

Shares		Value
Industrials (continued)
11,262	RTX Corp.	$916,614
314,100	RXO, Inc. (a)	5,499,891
14,700	Saia, Inc. (a)	5,269,803
911,112	Siemens AG – EUR	120,467,422
2,377,950	Southwest Airlines Co.	52,861,829
30,400	Union Pacific Corp.	6,311,344
1,318,040	United Airlines Holdings, Inc. (a)	46,144,580
198,600	United Parcel Service, Inc. – Class B	28,052,250
241,000	XPO, Inc. (a)	18,270,210

		979,141,318

Information Technology – 22.0%
108,650	Adobe, Inc. (a)	57,808,319
183,710	Analog Devices, Inc.	28,903,094
509,450	Applied Materials, Inc.	67,425,708
416,500	Cisco Systems, Inc.	21,712,145
263,698	Corning, Inc.	7,056,558
4,994,549	Flex Ltd. (a)	128,459,800
3,771,600	Hewlett Packard Enterprise Co.	58,007,208
1,172,000	HP, Inc.	30,858,760
4,124,010	Intel Corp.	150,526,365
45,000	Jabil, Inc.	5,526,000
129,450	Keysight Technologies, Inc. (a)	15,799,373
307,230	KLA Corp.	144,305,931
4,843,930	L.M. Ericsson Telephone Co. – ADR	21,603,928
462,670	Microsoft Corp.	156,433,354
819,630	NetApp, Inc.	59,652,671
12,800	NVIDIA Corp.	5,219,840
809,700	Oracle Corp.	83,722,980
313,247	QUALCOMM, Inc.	34,140,791
57,800	Seagate Technology Holdings PLC	3,944,850
141,300	Teradyne, Inc.	11,766,051
419,020	Texas Instruments, Inc.	59,505,030

		1,152,378,756

Materials – 2.0%
218,400	Albemarle Corp.	27,688,752
149,200	Corteva, Inc.	7,182,488
137,600	Dow, Inc.	6,651,584
206,884	DuPont de Nemours, Inc.	15,077,706
508,900	Freeport-McMoRan, Inc.	17,190,642

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2023 – continued

Shares		Value
Materials (continued)
4,609,278	Glencore PLC – GBP	$24,378,629
375,200	Tronox Holdings PLC	4,010,888

		102,180,689

TOTAL COMMON STOCKS (Cost $2,704,042,761)		$5,060,330,260

SHORT-TERM INVESTMENTS – 3.4%
177,435,746	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 5.27% (b)	$177,435,746

TOTAL SHORT-TERM INVESTMENTS (Cost $177,435,746)		177,435,746

TOTAL INVESTMENTS IN SECURITIES (Cost $2,881,478,507) – 100.1%		5,237,766,006
Liabilities in Excess of Other Assets – (0.1)%		(6,435,263)

TOTAL NET ASSETS – 100.0%		$5,231,330,743

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
GBP	British Pound Sterling
JPY	Japanese Yen
(a)	Non-Income Producing
(b)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2023

Shares		Value
COMMON STOCKS – 98.7%

Communication Services – 5.7%
894,420	Alphabet, Inc. – Class A (a)	$110,979,634
709,620	Alphabet, Inc. – Class C (a)	88,915,386
585,800	Baidu, Inc. – ADR (a)	61,509,000
89,000	Electronic Arts, Inc.	11,017,310
326,600	IMAX Corp. (a)	5,947,386
60,660	Live Nation Entertainment, Inc. (a)	4,854,013
31,400	Meta Platforms, Inc. – Class A (a)	9,459,878
14,500	Netflix, Inc. (a)	5,969,505
550,000	Nintendo Co. Ltd. – JPY	22,573,313
85,900	Shutterstock, Inc.	3,494,412
142,000	Trade Desk, Inc. (The) – Class A (a)	10,076,320
301,200	Walt Disney Co. (The) (a)	24,574,908

		359,371,065

Consumer Discretionary – 9.1%
1,157,900	Alibaba Group Holding Ltd. – ADR (a)	95,573,066
499,498	Bath & Body Works, Inc.	14,810,116
282,100	Bowlero Corp. – Class A (a)	2,846,389
80,600	Burlington Stores, Inc. (a)	9,755,018
442,800	Capri Holdings Ltd. (a)	22,662,504
677,350	CarMax, Inc. (a)	41,379,311
193,400	Carnival Corp. (a)	2,216,364
15,400	DoorDash, Inc. – Class A (a)	1,154,230
120,820	eBay, Inc.	4,739,769
2,063,624	Entain PLC – GBP	23,336,604
38,000	Etsy, Inc. (a)	2,367,400
76,143	Flutter Entertainment PLC – GBP (a)	11,943,328
1,019,260	iRobot Corp. (a)	33,564,232
247,900	Leslie’s, Inc. (a)	1,224,626
32,000	Marriott International, Inc. – Class A	6,033,920
2,654,600	Mattel, Inc. (a)	50,649,768
9,300	McDonald’s Corp.	2,438,181
85,900	MGM Resorts International	2,999,628
529,900	Norwegian Cruise Line Holdings Ltd. (a)	7,206,640
75,700	Ollie’s Bargain Outlet Holdings, Inc. (a)	5,847,068
11,000	Restaurant Brands International, Inc.	739,200
112,500	Ross Stores, Inc.	13,046,625
523,971	Royal Caribbean Cruises Ltd. (a)	44,396,063
795,837	Sony Group Corp. – ADR	66,094,263

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2023 – continued

Shares		Value
Consumer Discretionary (continued)
423,930	Tesla, Inc. (a)	$85,142,101
180,200	TJX Cos., Inc. (The)	15,870,214
265,099	Victoria’s Secret & Co. (a)	4,739,970

		572,776,598

Consumer Staples – 0.5%
129,100	Altria Group, Inc.	5,185,947
134,000	BJ’s Wholesale Club Holdings, Inc. (a)	9,128,080
131,500	Dollar Tree, Inc. (a)	14,608,335

		28,922,362

Energy – 3.5%
550,000	Coterra Energy, Inc.	15,125,000
99,200	EOG Resources, Inc.	12,524,000
404,021	Hess Corp.	58,340,632
348,860	Pioneer Natural Resources Co.	83,377,540
48,500	Schlumberger Ltd.	2,699,510
1,570,000	Southwestern Energy Co. (a)	11,194,100
27,500	TechnipFMC PLC	591,800
5,378,304	Transocean Ltd. (a)	35,604,373

		219,456,955

Financials – 7.3%
230,900	Bank of America Corp.	6,081,906
320,500	Citigroup, Inc.	12,656,545
119,100	CME Group, Inc. – Class A	25,423,086
98,010	Discover Financial Services	8,044,661
60,960	Evercore, Inc. – Class A	7,935,773
132,700	JPMorgan Chase & Co.	18,453,262
140,100	MarketAxess Holdings, Inc.	29,946,375
5,400	Mastercard, Inc. – Class A	2,032,290
384,100	Morgan Stanley	27,201,962
551,710	Northern Trust Corp.	36,363,206
25,600	PayPal Holdings, Inc. (a)	1,326,080
1,480,655	Raymond James Financial, Inc.	141,313,713
164,700	Tradeweb Markets, Inc. – Class A	14,824,647
206,200	Visa, Inc. – Class A	48,477,620
1,964,400	Wells Fargo & Co.	78,124,188
8,150	WEX, Inc. (a)	1,356,812

		459,562,126

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2023 – continued

Shares		Value
Health Care – 33.1%
108,200	Agilent Technologies, Inc.	$11,184,634
62,800	Alcon, Inc.	4,478,896
351,500	Alkermes PLC (a)	8,502,785
569,400	Amgen, Inc.	145,595,580
1,991,480	AstraZeneca PLC – ADR	125,921,280
679,827	BeiGene Ltd. – ADR (a)	126,638,174
796,150	Biogen, Inc. (a)	189,117,471
1,707,521	BioMarin Pharmaceutical, Inc. (a)	139,077,585
418,700	BioNTech SE – ADR (a)	39,165,198
1,071,800	Boston Scientific Corp. (a)	54,865,442
216,670	Bridgebio Pharma, Inc. (a)	5,642,087
1,021,550	Bristol-Myers Squibb Co.	52,640,471
196,000	CVS Health Corp.	13,525,960
35,000	Edwards Lifesciences Corp. (a)	2,230,200
3,711,941	Elanco Animal Health, Inc. (a)	32,702,200
968,978	Eli Lilly & Co.	536,745,984
97,766	Enovis Corp. (a)	4,487,459
2,446,110	FibroGen, Inc. (a)	1,323,346
234,480	GSK PLC – ADR	8,370,936
53,800	Guardant Health, Inc. (a)	1,392,344
2,000	Humana, Inc.	1,047,380
26,500	Illumina, Inc. (a)	2,899,630
289,677	Insulet Corp. (a)	38,402,480
21,560	IQVIA Holdings, Inc. (a)	3,898,695
972,470	LivaNova PLC (a)	47,699,654
22,100	Merck & Co., Inc.	2,269,670
2,122,556	Nektar Therapeutics (a)	995,479
72,700	Neurocrine Biosciences, Inc. (a)	8,065,338
486,096	Novartis AG – ADR	45,488,864
26,540	Omnicell, Inc. (a)	943,232
117,700	OraSure Technologies, Inc. (a)	607,332
149,250	QIAGEN N.V. – EUR (a)	5,546,202
58,100	Revvity, Inc.	4,813,585
2,554,602	Rhythm Pharmaceuticals, Inc. (a)	59,036,852
107,777	Roche Holding AG – CHF	27,706,977
20,728	Sandoz Group AG – CHF (a)	538,913
935,250	Seagen, Inc. (a)	199,030,552
78,300	Siemens Healthineers AG – EUR	3,837,577
10,800	Stryker Corp.	2,918,376

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2023 – continued

Shares		Value
Health Care (continued)
96,800	Thermo Fisher Scientific, Inc.	$43,053,736
4,000	Waters Corp. (a)	954,120
2,218,170	Xencor, Inc. (a)	38,485,249
309,420	Zimmer Biomet Holdings, Inc.	32,306,542

		2,074,154,467

Industrials – 13.6%
2,254,952	AECOM	172,616,576
223,095	Airbus SE – EUR	29,809,263
2,267,401	American Airlines Group, Inc. (a)	25,281,521
60,000	AMETEK, Inc.	8,446,200
85,000	Carrier Global Corp.	4,051,100
35,000	CSX Corp.	1,044,750
183,200	Curtiss-Wright Corp.	36,421,992
1,300,700	Delta Air Lines, Inc.	40,646,875
87,265	ESAB Corp.	5,523,874
196,700	FedEx Corp.	47,227,670
71,100	General Dynamics Corp.	17,157,141
46,800	IDEX Corp.	8,957,988
54,700	J.B. Hunt Transport Services, Inc.	9,401,289
878,184	Jacobs Solutions, Inc.	117,061,927
539,500	JetBlue Airways Corp. (a)	2,028,520
341,300	Lyft, Inc. – Class A (a)	3,129,721
132,000	Nextracker, Inc. – Class A (a)	4,588,320
8,300	Old Dominion Freight Line, Inc.	3,126,278
18,300	Saia, Inc. (a)	6,560,367
780,601	Siemens AG – EUR	103,211,230
2,244,600	Southwest Airlines Co.	49,897,458
294,570	Textron, Inc.	22,387,320
14,100	TransDigm Group, Inc.	11,676,069
107,900	Uber Technologies, Inc. (a)	4,669,912
48,000	Union Pacific Corp.	9,965,280
1,667,800	United Airlines Holdings, Inc. (a)	58,389,678
3,651,178	Xometry, Inc. – Class A (a) (b)	53,124,640

		856,402,959

Information Technology – 25.3%
152,800	Adobe, Inc. (a)	81,298,768
271,363	Altair Engineering, Inc. – Class A (a)	16,857,070
176,740	Analog Devices, Inc.	27,806,504
252,700	Applied Materials, Inc.	33,444,845

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2023 – continued

Shares		Value
Information Technology (continued)
115,900	Arm Holdings PLC – ADR (a)	$5,712,711
42,400	ASML Holding N.V. – ADR	25,389,544
3,000	Autodesk, Inc. (a)	592,890
4,926,243	BlackBerry Ltd. (a)	17,635,950
423,900	Cisco Systems, Inc.	22,097,907
45,810	Dell Technologies, Inc. – Class C	3,065,147
287,913	Descartes Systems Group, Inc. (The) (a)	20,790,198
4,951,399	Flex Ltd. (a)	127,349,982
577,618	FormFactor, Inc. (a)	19,569,698
1,000	Fortinet, Inc. (a)	57,170
1,625,500	Hewlett Packard Enterprise Co.	25,000,190
408,936	HP, Inc.	10,767,285
2,742,500	Intel Corp.	100,101,250
11,800	Intuit, Inc.	5,840,410
506,700	Jabil, Inc.	62,222,760
17,530	Keysight Technologies, Inc. (a)	2,139,536
239,224	KLA Corp.	112,363,513
1,469,600	L.M. Ericsson Telephone Co. – ADR	6,554,416
134,000	Marvell Technology, Inc.	6,327,480
398,670	MaxLinear, Inc. (a)	6,059,784
1,916,000	Micron Technology, Inc.	128,122,920
431,700	Microsoft Corp.	145,962,087
646,611	NetApp, Inc.	47,060,349
503,100	Nutanix, Inc. – Class A (a)	18,207,189
70,000	NVIDIA Corp.	28,546,000
10,000	Okta, Inc. – Class A (a)	674,100
391,100	Oracle Corp.	40,439,740
50,000	OSI Systems, Inc. (a)	5,213,500
33,060	Palo Alto Networks, Inc. (a)	8,034,241
264,950	QUALCOMM, Inc.	28,876,900
46,600	Salesforce, Inc. (a)	9,358,678
1,600,855	Splunk, Inc. (a)	235,581,822
1,911,799	Stratasys Ltd. (a)	19,442,996
136,600	Teradyne, Inc.	11,374,682
383,095	Texas Instruments, Inc.	54,403,321
351,950	Trimble, Inc. (a)	16,587,403
246,166	Universal Display Corp.	34,261,384
21,760	VMware, Inc. – Class A (a)	3,169,344
26,000	Western Digital Corp. (a)	1,043,900
334,500	Wolfspeed, Inc. (a)	11,319,480

		1,586,725,044

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2023 – continued

Shares		Value
Materials – 0.6%
205,050	Albemarle Corp.	$25,996,239
600,000	Ivanhoe Mines Ltd. – Class A – CAD (a)	4,421,850
10,900	Linde PLC	4,165,544

		34,583,633

TOTAL COMMON STOCKS (Cost $3,432,206,690)		$6,191,955,209

RIGHTS – 0.0%

Health Care – 0.0%
387,250	ABIOMED, Inc. – CVR (Issue Date 12/23/22) (a) (c) (d)	394,995
4,207,543	Epizyme, Inc. – CVR (Issue Date 8/15/22) (a) (c) (d)	84,151

		479,146

TOTAL RIGHTS (Cost $0)		479,146

SHORT-TERM INVESTMENTS – 1.2%
75,774,345	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 5.27% (e)	$75,774,345

TOTAL SHORT-TERM INVESTMENTS (Cost $75,774,345)		75,774,345

TOTAL INVESTMENTS IN SECURITIES (Cost $3,507,981,035) – 99.9%		6,268,208,700
Other Assets in Excess of Liabilities – 0.1%		6,704,919

TOTAL NET ASSETS – 100.0%		$6,274,913,619

ADR	American Depository Receipt
CAD	Canadian Dollars
CHF	Swiss Francs
CVR	Contingent Value Rights
EUR	Euros
GBP	British Pound Sterling
JPY	Japanese Yen
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Illiquid security
(d)	Fair-valued security (Note 4)
(e)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2023

Shares		Value
COMMON STOCKS – 97.7%

Communication Services – 6.5%
720,050	Alphabet, Inc. – Class A (a)	$89,343,804
601,340	Alphabet, Inc. – Class C (a)	75,347,902
924,900	Baidu, Inc. – ADR (a)	97,114,500
96,000	Electronic Arts, Inc.	11,883,840
631,000	IMAX Corp. (a)	11,490,510
70,920	Live Nation Entertainment, Inc. (a)	5,675,018
520,528	Madison Square Garden Entertainment Corp. – Class A (a)	15,865,694
30,300	Meta Platforms, Inc. – Class A (a)	9,128,481
16,900	Netflix, Inc. (a)	6,957,561
1,613,100	Pinterest, Inc. – Class A (a)	48,199,428
102,000	Snap, Inc. – Class A (a)	1,021,020
570,528	Sphere Entertainment Corp. – Class A (a)	18,776,077
93,650	T-Mobile US, Inc. (a)	13,472,489
5,478,000	WildBrain Ltd. – CAD (a)	5,372,331
192,469	ZoomInfo Technologies, Inc. (a)	2,494,398

		412,143,053

Consumer Discretionary – 12.3%
1,159,700	Alibaba Group Holding Ltd. – ADR (a)	95,721,638
161,500	Amazon.com, Inc. (a)	21,494,035
65,830	Boot Barn Holdings, Inc. (a)	4,575,185
91,400	Burlington Stores, Inc. (a)	11,062,142
216,837	Capri Holdings Ltd. (a)	11,097,718
766,300	CarMax, Inc. (a)	46,813,267
8,000	Darden Restaurants, Inc.	1,164,240
1,100	Deckers Outdoor Corp. (a)	656,766
1,750	Duolingo, Inc. (a)	255,587
235,120	eBay, Inc.	9,223,758
3,966,609	Entain PLC – GBP	44,856,613
54,200	Etsy, Inc. (a)	3,376,660
3,000	Five Below, Inc. (a)	521,940
22,700	Flutter Entertainment PLC – GBP (a)	3,560,584
99,000	Gildan Activewear, Inc.	2,812,590
846,100	GrowGeneration Corp. (a)	1,726,044
741,995	iRobot Corp. (a)	24,433,895
329,700	Mobileye Global, Inc. – Class A (a)	11,760,399
1,039,565	Norwegian Cruise Line Holdings Ltd. (a)	14,138,084
146,480	Ollie’s Bargain Outlet Holdings, Inc. (a)	11,314,115

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2023 – continued

Shares		Value
Consumer Discretionary (continued)
81,200	Restaurant Brands International, Inc.	$5,456,640
58,660	Rivian Automotive, Inc. – Class A (a)	951,465
781,876	Royal Caribbean Cruises Ltd. (a)	66,248,353
2,262,350	Sony Group Corp. – ADR	187,888,168
721,790	Tesla, Inc. (a)	144,964,304
24,160	Ulta Beauty, Inc. (a)	9,212,450
108,400	Victoria’s Secret & Co. (a)	1,938,192
2,913,350	XPeng, Inc. – ADR (a)	42,185,308

		779,410,140

Consumer Staples – 0.0%
7,000	Dollar General Corp.	833,280

Energy – 1.8%
544,350	Coterra Energy, Inc.	14,969,625
131,700	EOG Resources, Inc.	16,627,125
960,300	New Fortress Energy, Inc.	29,097,090
8,197,982	Transocean Ltd. (a)	54,270,641

		114,964,481

Financials – 4.8%
192,700	AssetMark Financial Holdings, Inc. (a)	4,607,457
164,771	CME Group, Inc. – Class A	35,172,017
233,803	Discover Financial Services	19,190,550
17,000	Flywire Corp. (a)	457,130
116,700	Galaxy Digital Holdings Ltd. – CAD (a)	530,168
31,500	LPL Financial Holdings, Inc.	7,072,380
519,720	MarketAxess Holdings, Inc.	111,090,150
355,000	Marqeta, Inc. – Class A (a)	1,835,350
583,112	Morgan Stanley	41,295,992
476,600	NMI Holdings, Inc. – Class A (a)	13,035,010
108,110	Progressive Corp. (The)	17,091,110
504,000	Tradeweb Markets, Inc. – Class A	45,365,040
52,250	WEX, Inc. (a)	8,698,580

		305,440,934

Health Care – 31.7%
31,400	10x Genomics, Inc. – Class A (a)	1,107,792
140,000	Accuray, Inc. (a)	369,600
104,230	Adaptive Biotechnologies Corp. (a)	462,781
1,057,200	Alkermes PLC (a)	25,573,668
1,814,271	Allogene Therapeutics, Inc. (a)	5,116,244

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2023 – continued

Shares		Value
Health Care (continued)
1,094,200	Amicus Therapeutics, Inc. (a)	$12,003,374
271,500	Amylyx Pharmaceuticals, Inc. (a)	4,428,165
706,387	BeiGene Ltd. – ADR (a)	131,585,770
871,539	Biogen, Inc. (a)	207,025,374
1,941,745	BioMarin Pharmaceutical, Inc. (a)	158,155,130
1,362,522	BioNTech SE – ADR (a)	127,450,308
493,800	Boston Scientific Corp. (a)	25,277,622
436,630	Bridgebio Pharma, Inc. (a)	11,369,845
8,613,000	Cerus Corp. (a)	12,058,200
13,950	Charles River Laboratories International, Inc. (a)	2,348,622
630,892	Elanco Animal Health, Inc. (a)	5,558,159
645,294	Eli Lilly & Co.	357,447,705
437,600	Exact Sciences Corp. (a)	26,951,784
4,240,951	FibroGen, Inc. (a)	2,294,355
571,830	Galapagos NV – ADR (a)	19,121,995
549,320	Glaukos Corp. (a)	37,463,624
45,450	Globus Medical, Inc. – Class A (a)	2,077,520
22,490	Guardant Health, Inc. (a)	582,041
1,113,806	Health Catalyst, Inc. (a)	8,342,407
11,310	Illumina, Inc. (a)	1,237,540
183,200	ImmunoGen, Inc. (a)	2,722,352
358,816	Insulet Corp. (a)	47,568,237
1,049,700	LivaNova PLC (a)	51,487,785
10,000	Mereo Biopharma Group PLC – ADR (a)	20,050
4,233,380	Nektar Therapeutics (a)	1,985,455
594,920	OraSure Technologies, Inc. (a)	3,069,787
19,220	Penumbra, Inc. (a)	3,673,903
1,196,216	PolyPeptide Group AG – CHF (a)	22,381,791
3,746,971	Pulmonx Corp. (a) (b)	32,935,875
191,800	QIAGEN N.V. – EUR (a)	7,127,381
22,386	Repligen Corp. (a)	3,012,260
5,364,910	Rhythm Pharmaceuticals, Inc. (a) (b)	123,983,070
118,800	Roche Holding AG – CHF	30,540,736
75,700	Sage Therapeutics, Inc. (a)	1,417,861
1,488,013	Seagen, Inc. (a)	316,664,047
220,100	Shockwave Medical, Inc. (a)	45,397,826
2,195,369	Standard BioTools, Inc. (a)	4,368,784
3,295,770	Wave Life Sciences Ltd. (a)	17,731,243
5,671,887	Xencor, Inc. (a) (b)	98,407,239
736,880	Zentalis Pharmaceuticals, Inc. (a)	12,055,357

		2,011,960,664

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2023 – continued

Shares		Value
Industrials – 10.6%
1,750,600	AECOM	$134,008,430
390,800	Alaska Air Group, Inc. (a)	12,361,004
25,100	Allegiant Travel Co.	1,672,162
4,129,000	American Airlines Group, Inc. (a)	46,038,350
701,600	Array Technologies, Inc. (a)	12,158,728
112,500	Axon Enterprise, Inc. (a)	23,005,125
49,600	Bloom Energy Corp. – Class A (a)	515,840
41,000	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – ADR (a)	234,110
197,580	Curtiss-Wright Corp.	39,280,880
2,179,697	Delta Air Lines, Inc.	68,115,531
31,400	FedEx Corp.	7,539,140
70,600	Frontier Group Holdings, Inc. (a)	239,334
324,500	GFL Environmental, Inc.	9,352,090
95,600	Gibraltar Industries, Inc. (a)	5,818,216
176,400	Griffon Corp.	7,045,416
144,900	Hawaiian Holdings, Inc. (a)	610,029
296,200	Hertz Global Holdings, Inc. (a)	2,496,966
863,680	Jacobs Solutions, Inc.	115,128,544
2,484,900	JetBlue Airways Corp. (a)	9,343,224
3,130,400	Li-Cycle Holdings Corp. (a)	4,194,736
560,000	Lyft, Inc. – Class A (a)	5,135,200
156,200	Masonite International Corp. (a)	12,361,668
377,400	NN, Inc. (a)	679,320
2,600	Old Dominion Freight Line, Inc.	979,316
55,000	RXO, Inc. (a)	963,050
15,800	Ryanair Holdings PLC – ADR (a)	1,385,660
1,704,500	Southwest Airlines Co.	37,891,035
189,300	Spirit Airlines, Inc.	2,173,164
46,815	Sun Country Airlines Holdings, Inc. (a)	609,531
34,800	TransDigm Group, Inc.	28,817,532
318,200	Uber Technologies, Inc. (a)	13,771,696
1,897,440	United Airlines Holdings, Inc. (a)	66,429,375
26,800	WillScot Mobile Mini Holdings Corp. (a)	1,056,188
40,000	XPO, Inc. (a)	3,032,400

		674,442,990

Information Technology – 29.2%
144,300	Adobe, Inc. (a)	76,776,258
31,300	Ambarella, Inc. (a)	1,408,187

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2023 – continued

Shares		Value
Information Technology (continued)
87,400	Applied Materials, Inc.	$11,567,390
2,735,300	Arlo Technologies, Inc. (a)	23,222,697
35,100	ASML Holding N.V. – ADR	21,018,231
3,182,700	Aurora Innovation, Inc. – Class A (a)	5,569,725
37,700	Autodesk, Inc. (a)	7,450,651
976,976	Axcelis Technologies, Inc. (a)	124,564,440
8,995,866	BlackBerry Ltd. (a)	32,205,200
649,200	Credo Technology Group Holding Ltd. (a)	9,231,624
123,099	CrowdStrike Holdings, Inc. – Class A (a)	21,760,210
59,250	CyberArk Software Ltd. (a)	9,695,670
85,000	Dell Technologies, Inc. – Class C	5,687,350
302,741	Descartes Systems Group, Inc. (The) (a)	21,860,928
200	DocuSign, Inc. (a)	7,776
5,961,940	Flex Ltd. (a)	153,341,097
838,115	FormFactor, Inc. (a)	28,395,336
108,500	Freshworks, Inc. – Class A (a)	1,946,490
20,350	GitLab, Inc. – Class A (a)	880,748
567,150	Hewlett Packard Enterprise Co.	8,722,767
184,000	HP, Inc.	4,844,720
92,550	HubSpot, Inc. (a)	39,219,913
4,091,700	indie Semiconductor, Inc. – Class A (a)	20,008,413
92,200	Intuit, Inc.	45,634,390
597,500	Jabil, Inc.	73,373,000
82,400	Jamf Holding Corp. (a)	1,323,344
35,500	Keysight Technologies, Inc. (a)	4,332,775
191,850	KLA Corp.	90,111,945
141,400	Marvell Technology, Inc.	6,676,908
1,607,500	MaxLinear, Inc. (a)	24,434,000
2,959,065	Micron Technology, Inc.	197,872,677
16,500	MongoDB, Inc. (a)	5,685,735
866,367	NetApp, Inc.	63,054,190
182,643	nLIGHT, Inc. (a)	1,521,416
1,939,525	Nutanix, Inc. – Class A (a)	70,191,410
170,280	NVIDIA Corp.	69,440,184
262,500	Okta, Inc. – Class A (a)	17,695,125
185,790	OSI Systems, Inc. (a)	19,372,323
63,500	Palo Alto Networks, Inc. (a)	15,431,770
286,260	PROS Holdings, Inc. (a)	8,916,999
332,023	QUALCOMM, Inc.	36,187,187

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2023 – continued

Shares		Value
Information Technology (continued)
183,400	Rapid7, Inc. (a)	$8,526,266
5,000	RingCentral, Inc. – Class A (a)	132,900
1,712,510	Splunk, Inc. (a)	252,012,972
1,032,800	Stratasys Ltd. (a)	10,503,576
107,100	Tenable Holdings, Inc. (a)	4,509,981
502,790	Trimble, Inc. (a)	23,696,493
230,933	Unity Software, Inc. (a)	5,858,770
767,299	Universal Display Corp.	106,792,675
116,000	VMware, Inc. – Class A (a)	16,895,400
322,800	Western Digital Corp. (a)	12,960,420
514,100	Wolfspeed, Inc. (a)	17,397,144
262,000	Zoom Video Communications, Inc. – Class A (a)	15,714,760

		1,855,642,556

Materials – 0.7%
93,630	Albemarle Corp.	11,870,412
31,000	Bioceres Crop Solutions Corp. (a)	342,240
37,500	Ingevity Corp. (a)	1,510,500
332,100	Ivanhoe Electric, Inc. (a)	3,400,704
2,880,600	Ivanhoe Mines Ltd. – Class A – CAD (a)	21,229,300
1,234,152	Perimeter Solutions SA (a)	3,949,286

		42,302,442

Real Estate – 0.1%
136,720	EPR Properties	5,837,944
53,600	Safehold, Inc.	872,072

		6,710,016

TOTAL COMMON STOCKS (Cost $3,788,993,696)		$6,203,850,556

RIGHTS – 0.0%

Health Care – 0.0%
349,922	ABIOMED, Inc. – CVR (Issue Date 12/23/22) (a) (c) (d)	356,921
10,344,756	Epizyme, Inc. – CVR (Issue Date 8/15/22) (a) (c) (d)	206,895
3,786,300	Mereo BioPharma Group PLC – CVR (Issue Date 4/23/19) (a) (c) (d)	0

		563,816

TOTAL RIGHTS (Cost $0)		563,816

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2023 – continued

Shares		Value
WARRANTS – 0.0%

Materials – 0.0%
364,100	Perimeter Solutions SA (Expiration Date 11/8/24) (a)	$14,564

TOTAL WARRANTS (Cost $3,641)		14,564

SHORT-TERM INVESTMENTS – 2.6%
167,960,350	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 5.27% (e)	$167,960,350

TOTAL SHORT-TERM INVESTMENTS (Cost $167,960,350)		167,960,350

TOTAL INVESTMENTS IN SECURITIES (Cost $3,956,957,687) – 100.3%		6,372,389,286
Liabilities in Excess of Other Assets – (0.3)%		(18,981,453)

TOTAL NET ASSETS – 100.0%		$6,353,407,833

ADR	American Depository Receipt
CAD	Canadian Dollars
CHF	Swiss Francs
CVR	Contingent Value Rights
EUR	Euros
GBP	British Pound Sterling
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Illiquid security
(d)	Fair-valued security (Note 4)
(e)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2023

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost (unaffiliated)	$2,881,478,507	$3,426,737,041	$3,606,043,322

Investments, at cost (affiliated)	—	81,243,994	350,914,365

Investments, at value (unaffiliated)	5,237,766,006	6,215,084,060	6,117,063,102
Investments, at value (affiliated)	—	53,124,640	255,326,184
Receivable for investments sold	133,979	14,120,504	5,306
Receivable for dividends and interest	7,570,088	7,335,413	3,112,529
Receivable for fund shares sold	2,912,783	2,090,410	2,252,974
Prepaid expenses and other assets	51,232	52,800	67,453

Total assets	5,248,434,088	6,291,807,827	6,377,827,548

LIABILITIES
Payable for investments purchased	696,007	16,500	3,711,973
Payable for fund shares repurchased	7,668,531	6,504,635	10,270,437
Payable to the advisor (Note 6)	7,840,340	9,441,005	9,595,600
Payable to custodian	18,604	23,467	21,954
Other accrued expenses and liabilities	879,863	908,601	819,751

Total liabilities	17,103,345	16,894,208	24,419,715

NET ASSETS	$5,231,330,743	$6,274,913,619	$6,353,407,833

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	155,863,842	175,469,794	165,450,352

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$33.56	$35.76	$38.40

COMPONENTS OF NET ASSETS
Paid-in capital	$2,364,663,750	$2,752,940,935	$3,610,311,981
Total distributable earnings	2,866,666,993	3,521,972,684	2,743,095,852

Net assets	$5,231,330,743	$6,274,913,619	$6,353,407,833

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2023

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Dividends (unaffiliated)(1)	$95,107,028	$70,792,123	$28,342,944
Interest income	8,322,448	7,557,128	11,154,936

Total investment income	103,429,476	78,349,251	39,497,880

Expenses
Advisory fees (Note 6)	31,324,073	37,838,876	38,428,954
Shareholder servicing	4,766,991	5,636,258	5,334,179
Trustee fees	241,834	241,834	241,834
Custody	115,096	145,184	136,215
Other	1,373,698	1,373,774	1,369,687

Total expenses	37,821,692	45,235,926	45,510,869

Net investment income (loss)	65,607,784	33,113,325	(6,012,989)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments (unaffiliated)	542,618,630	900,206,339	582,044,523
Investments (affiliated)	—	(95,694)	(120,080,254)
In-kind redemptions	—	—	152,903,699
Foreign currency transactions	(22,646)	8,084	15,937
Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	(144,459,268)	(246,308,141)	32,606,808
Investments (affiliated)	—	(43,446,309)	(11,878,147)
Foreign currency translations	239,197	259,701	60,395

Net realized and unrealized gain on investments and foreign currency	398,375,913	610,623,980	635,672,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$463,983,697	$643,737,305	$629,659,972

(1)	Net of foreign taxes withheld of $1,521,576, $1,406,651, and $401,352, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2023	Year Ended October 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$65,607,784	$61,544,219
Net realized gain (loss) on:
Investments	542,618,630	647,224,948
Foreign currency transactions	(22,646)	(27,449)
Change in unrealized appreciation/depreciation on:
Investments	(144,459,268)	(1,508,520,339)
Foreign currency translations	239,197	(542,347)

Net increase (decrease) in net assets resulting from operations	463,983,697	(800,320,968)

NET DISTRIBUTIONS TO SHAREHOLDERS	(623,026,904)	(663,331,689)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	424,348,515	667,871,168
Proceeds from reinvestment of distributions	603,545,405	625,946,173
Cost of shares repurchased	(1,436,622,953)	(1,764,672,183)

Net decrease from capital share transactions	(408,729,033)	(470,854,842)

Total decrease in net assets	(567,772,240)	(1,934,507,499)

NET ASSETS
Beginning of year	5,799,102,983	7,733,610,482

End of year	$5,231,330,743	$5,799,102,983

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	166,752,590	179,968,262

Shares sold	12,399,802	17,904,467
Shares issued on reinvestment of distributions	18,807,897	15,899,064
Shares repurchased	(42,096,447)	(47,019,203)

Decrease in capital shares	(10,888,748)	(13,215,672)

Shares outstanding, end of year	155,863,842	166,752,590

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2023	Year Ended October 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$33,113,325	$32,566,544
Net realized gain (loss) on:
Investments	900,110,645	832,338,376
Foreign currency transactions	8,084	(84,221)
Change in unrealized appreciation/depreciation on:
Investments	(289,754,450)	(2,524,938,381)
Foreign currency translations	259,701	(512,055)

Net increase (decrease) in net assets resulting from operations	643,737,305	(1,660,629,737)

NET DISTRIBUTIONS TO SHAREHOLDERS	(759,221,460)	(1,188,273,747)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	494,456,847	764,196,219
Proceeds from reinvestment of distributions	727,799,102	1,137,615,421
Cost of shares repurchased	(1,789,442,494)	(2,263,851,289)

Net decrease from capital share transactions	(567,186,545)	(362,039,649)

Total decrease in net assets	(682,670,700)	(3,210,943,133)

NET ASSETS
Beginning of year	6,957,584,319	10,168,527,452

End of year	$6,274,913,619	$6,957,584,319

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	189,577,840	200,231,866

Shares sold	13,632,185	19,065,925
Shares issued on reinvestment of distributions	21,280,675	26,388,667
Shares repurchased	(49,020,906)	(56,108,618)

Decrease in capital shares	(14,108,046)	(10,654,026)

Shares outstanding, end of year	175,469,794	189,577,840

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2023	Year Ended October 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(6,012,989)	$(16,441,163)
Net realized gain on:
Investments	461,964,269	756,285,619
In-kind redemptions	152,903,699	—
Foreign currency transactions	15,937	4,606
Change in unrealized appreciation/depreciation on:
Investments	20,728,661	(3,836,284,341)
Foreign currency translations	60,395	(127,296)

Net increase (decrease) in net assets resulting from operations	629,659,972	(3,096,562,575)

NET DISTRIBUTIONS TO SHAREHOLDERS	(641,269,952)	(1,124,701,183)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	746,030,472	787,713,914
Proceeds from reinvestment of distributions	610,014,476	1,074,932,684
Cost of shares repurchased	(1,922,098,498)	(2,445,463,848)
Other capital contribution	78 (1)	—

Net decrease from capital share transactions	(566,053,472)	(582,817,250)

Total decrease in net assets	(577,663,452)	(4,804,081,008)

NET ASSETS
Beginning of year	6,931,071,285	11,735,152,293

End of year	$6,353,407,833	$6,931,071,285

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	178,104,760	194,391,937

Shares sold	18,814,530	17,617,406
Shares issued on reinvestment of distributions	16,371,832	20,852,234
Shares repurchased	(47,840,770)	(54,756,817)

Decrease in capital shares	(12,654,408)	(16,287,177)

Shares outstanding, end of year	165,450,352	178,104,760

(1)	During the year ended October 31, 2023, the Transfer Agent reimbursed the Aggressive Growth Fund $78 for a net loss realized related to a shareholder redemption.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2023	Year Ended Oct. 31, 2022	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020	Year Ended Oct. 31, 2019

Net asset value, beginning of year	$34.78	$42.97	$31.89	$34.33	$31.79

Income (loss) from investment operations:
Net investment income	0.40 (1)	0.35 (1)	0.27 (1)	0.40 (1)	0.46
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	(4.78)	13.57	(0.76)	2.95

Total from investment operations	2.65	(4.43)	13.84	(0.36)	3.41

Less:
Dividends from net investment income	(0.41)	(0.28)	(0.48)	(0.47)	(0.34)
Distributions from net realized gain	(3.46)	(3.48)	(2.28)	(1.61)	(0.53)

Total distributions	(3.87)	(3.76)	(2.76)	(2.08)	(0.87)

Net asset value, end of year	$33.56	$34.78	$42.97	$31.89	$34.33

Total return	8.13%	(11.33%)	45.44%	(1.48%)	11.22%

Ratios/supplemental data:
Net assets, end of year (millions)	$5,231.3	$5,799.1	$7,733.6	$6,244.6	$10,274.3

Ratio of expenses to average net assets	0.67%	0.66%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets	1.15%	0.93%	0.67%	1.28%	1.38%

Portfolio turnover rate	4%	4%	6%	8%	6%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2023	Year Ended Oct. 31, 2022	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020	Year Ended Oct. 31, 2019

Net asset value, beginning of year	$36.70	$50.78	$40.31	$39.68	$38.43

Income (loss) from investment operations:
Net investment income	0.18 (1)	0.16 (1)	0.05 (1)	0.16 (1)	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	3.04	(8.21)	15.72	2.57	1.88

Total from investment operations	3.22	(8.05)	15.77	2.73	2.10

Less:
Dividends from net investment income	(0.21)	(0.05)	(0.17)	(0.20)	(0.12)
Distributions from net realized gain	(3.95)	(5.98)	(5.13)	(1.90)	(0.73)

Total distributions	(4.16)	(6.03)	(5.30)	(2.10)	(0.85)

Net asset value, end of year	$35.76	$36.70	$50.78	$40.31	$39.68

Total return	9.30%	(17.61%)	41.97%	6.83%	5.75%

Ratios/supplemental data:
Net assets, end of year (millions)	$6,274.9	$6,957.6	$10,168.5	$8,606.4	$12,365.6

Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.65%	0.64%

Ratio of net investment income to average net assets	0.48%	0.40%	0.10%	0.42%	0.53%

Portfolio turnover rate	7%	4%	7%	9%	6%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2023		Year Ended Oct. 31, 2022		Year Ended Oct. 31, 2021		Year Ended Oct. 31, 2020		Year Ended Oct. 31, 2019

Net asset value, beginning of year	$38.92		$60.37		$48.07		$43.46		$44.71

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(1)	(0.09	)(1)	(0.22	)(1)	(0.10	)(1)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	3.42		(15.51)		16.73		7.10		1.72

Total from investment operations	3.39		(15.60)		16.51		7.00		1.75

Less:
Dividends from net investment income	—		—		—		—		(0.03)
Distributions from net realized gain	(3.91)		(5.85)		(4.21)		(2.39)		(2.97)

Total distributions	(3.91)		(5.85)		(4.21)		(2.39)		(3.00)

Net asset value, end of year	$38.40		$38.92		$60.37		$48.07		$43.46

Total return	9.01%		(28.21%)		35.53%		16.52%		4.71%

Ratios/supplemental data:
Net assets, end of year (millions)	$6,353.4		$6,931.1		$11,735.2		$9,571.4		$9,851.4

Ratio of expenses to average net assets	0.65%		0.65%		0.64%		0.64%		0.63%

Ratio of net investment income (loss) to average net assets	(0.09%)		(0.19%)		(0.39%)		(0.23%)		0.01%

Portfolio turnover rate	5%		4%		9%		17%		7%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2023

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. Pursuant to those procedures, the Board of Trustees has designated the Investment Advisor as the Funds’ valuation designee responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. In determining fair value, the Funds take into account all

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of outstanding shares of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses may arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. As of October 31, 2023, open tax years include the tax years ended October 31, 2020 through October 31, 2023. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates, and such differences could be material.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2023 were as follows:

Fund	Purchases	Sales
Stock Fund	$194,254,491	$1,122,922,291
Growth Fund	$469,792,694	$1,669,703,936
Aggressive Growth Fund	$361,692,610	$1,560,286,809	(1)

(1)	Included in proceeds of PRIMECAP Odyssey Aggressive Growth Fund’s sales is $201,244,281 representing the value of securities transferred in payment of redemptions in-kind.

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the significant assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –

Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2023. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Stock	Common Stocks(1)	$5,060,330,260	$—	$—	$5,060,330,260
Fund	Short-Term Investments	177,435,746	—	—	177,435,746

	Total Investments in Securities	$5,237,766,006	$—	$—	$5,237,766,006

Growth	Common Stocks(1)	$6,191,955,209	$—	$—	$6,191,955,209
Fund	Rights(2)	—	—	479,146	479,146
	Short-Term Investments	75,774,345	—	—	75,774,345

	Total Investments in Securities	$6,267,729,554	$—	$479,146	$6,268,208,700

Aggressive	Common Stocks(1)	$6,203,850,556	$—	$—	$6,203,850,556
Growth	Rights(2)	—	—	563,816	563,816
Fund	Warrants(3)	—	14,564	—	14,564
	Short-Term Investments	167,960,350	—	—	167,960,350

	Total Investments in Securities	$6,371,810,906	$14,564	$563,816	$6,372,389,286

(1)	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.
(2)	Health Care
(3)	Materials

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

ABIOMED, Inc. - CVR (Issue Date 12/23/22)
	Growth Fund	Aggressive Growth Fund
Balance at October 31, 2022	$—	$—
Purchases (Received)	394,995	356,921
Sales (Proceeds)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	—

Balance at October 31, 2023	$394,995	$356,921

During the year ended October 31, 2023, the Funds determined the fair value of ABIOMED, Inc. (“ABIOMED”) CVR considering available information, including the value of ABIOMED stock prior to the issuance of the CVR. The likelihood of receiving payments pursuant to an agreement will depend on achievement of certain milestones.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

Epizyme, Inc. - CVR (Issue Date 8/15/22)
	Growth Fund	Aggressive Growth Fund
Balance at October 31, 2022	$84,151	$206,895
Purchases (Received)	—	—
Sales (Proceeds)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	—

Balance at October 31, 2023	$84,151	$206,895

During the year ended October 31, 2023, the Funds determined the fair value of Epizyme, Inc. (“Epizyme”) CVR considering available information, including the value of Epizyme stock prior to the issuance of the CVR. The likelihood of receiving payments pursuant to an agreement will depend on achievement of certain milestones.

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2023, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes(1)	$2,903,361,821	$3,572,140,811	$4,010,755,863

Gross tax unrealized appreciation	2,667,796,492	3,260,412,574	3,368,358,509
Gross tax unrealized depreciation	(333,542,968)	(564,376,407)	(1,006,767,832)

Net tax unrealized appreciation	2,334,253,524	2,696,036,167	2,361,590,677

Undistributed ordinary income	61,393,933	34,731,227	838,596
Undistributed long-term capital gain	471,019,536	791,205,290	380,666,579

Total distributable earnings	532,413,469	825,936,517	381,505,175

Other accumulated gain (loss)	—	—	—

Total accumulated gain	$2,866,666,993	$3,521,972,684	$2,743,095,852

(1)	At October 31, 2023 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2023, the following reclassifications were made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
Stock Fund	$(22,646)	$(64,068,371)	$64,091,017
Growth Fund	$8,083	$(115,022,060)	$115,013,977
Aggressive Growth Fund	$18,595,106	$(244,346,481)	$225,751,375

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $64,091,017, $115,013,977, and $225,751,375, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Tax components of dividends paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	October 31, 2023		October 31, 2022
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$70,023,060	$553,003,844	$56,748,200	$606,583,489
Growth Fund	$52,353,122	$706,868,338	$35,104,520	$1,153,169,227
Aggressive Growth Fund	$—	$641,269,952	$—	$1,124,701,183

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2023.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives an annual fee, payable on a quarterly basis, at the annual rate of 0.60% on the first $100 million of each Fund’s average daily assets, 0.55% on the next $9.9 billion of each Fund’s average daily net assets, and 0.50% on each Fund’s average daily assets in excess of $10 billion. For the year ended October 31, 2023, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, serves as the administrator, fund accountant, and transfer agent to the Funds. U.S. Bank, N.A. serves as the Funds’ custodian. ALPS Distributors, Inc. serves as the Funds’ distributor.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. With respect to each such investment, refer to each Fund’s respective Schedule of Investments for the information on the sector of each such company, the number of shares of each such company held, and the percentages of net assets represented by such companies held in each sector. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Growth Fund

			Current Period Transactions
Common Stock	Market Value at October 31, 2022		Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2023
Xometry, Inc. - Class A(1)	$	N/A	$53,181,304	$196,900	$—	$(95,694)	$(43,446,309)	$53,124,640

Total	$	N/A	$53,181,304	$196,900	$—	$(95,694)	$(43,446,309)	$53,124,640

(1)	As of October 31, 2022, the company was not an affiliate.

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2022	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2023
Calithera Biosciences, Inc.(1)	$702,085	$—	$85,776	$—	$(23,960,408)	$23,344,099	$	N/A
Cerus Corp.(1)	33,718,482	—	1,910,810	—	(1,387,540)	(18,361,932)		N/A
Nektar Therapeutics(1)	38,735,031	174,426	6,768,202	—	(70,223,138)	40,067,338		N/A
Pulmonx Corp.	49,234,152	412,348	1,608	—	(4,717)	(16,704,300)		32,935,875
Rhythm Pharmaceuticals, Inc.	126,267,319	11,210,318	5,289,556	—	(410,393)	(7,794,618)		123,983,070
Standard BioTools, Inc.(1)	4,652,896	—	3,948,144	—	(23,759,309)	27,423,341		N/A
Xencor, Inc.	123,164,076	36,142,164	712,177	—	(334,749)	(59,852,075)		98,407,239

Total	$376,474,041	$47,939,256	$18,716,273	$—	$(120,080,254)	$(11,878,147)		$255,326,184

(1)	No longer an affiliate as of October 31, 2023.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2023 – continued

(8)  Other Matters

Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. The ultimate economic fallout from these disruptions and the long-term impact on economies, markets, industries, and individual issuers, are not known. The operational and financial performance of the issuers of securities in which each Fund invests depends on future developments and may negatively impact the value of each Fund’s investments and lead to losses.

(9)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PRIMECAP Odyssey Funds and Shareholders of

PRIMECAP Odyssey Stock Fund,

PRIMECAP Odyssey Growth Fund, and

PRIMECAP Odyssey Aggressive Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (constituting PRIMECAP Odyssey Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 15, 2023

We have served as the auditor of one or more investment companies in PRIMECAP Odyssey Funds Investment Company Complex since 2004.

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2023 through October 31, 2023.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period(1) (5/1/23 to 10/31/23)	Expense Ratio During Period(1) (5/1/23 to 10/31/23)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,006.90	$3.39	0.67%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,007.00	$3.34	0.66%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.88	$3.36	0.66%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$984.40	$3.25	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

(1)

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100%, and 0%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100%, and 0%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 5.40%, 27.59%, and 0%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Part F of Form N-PORT is also available on the SEC’s website at www.sec.gov. The Funds’ Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Information PRIMECAP Odyssey Funds (Unaudited) – continued

Results of Special Meeting of Shareholders

The Funds held a special meeting of shareholders on October 18, 2023 relating to the election of trustees. The shareholders elected Michael Glazer, Steven Paul Cesinger, LeSans Heard Montgomery, and Alfred W. Mordecai as Trustees of the Trust. A total of $12,083,032,832 were represented at the meeting, either in person or by proxy, constituting 59.8% of the dollars eligible to vote. The voting results were as follows:

	For		Withheld
Michael Glazer		$10,886,009,668		$1,197,023,164
Steven Paul Cesinger LeSans Heard Montgomery	$ $	10,920,895,033 11,946,348,994	$ $	1,162,137,799 136,683,838
Alfred W. Mordecai		$11,976,943,086		$106,089,746

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of seven Trustees, six of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). In October 2023, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

General Information

As part of the annual contract review process, the Independent Trustees, through counsel to the Trust and the Independent Trustees, requested and received extensive materials, including information related to the nature, extent, and quality of the services provided to the Funds by the Advisor; information prepared by Broadridge Financial Solutions (“Broadridge”) comparing the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar, Inc. (“Morningstar”) categories and in a smaller group of funds selected by Broadridge; information prepared by Broadridge comparing the advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), information technology infrastructure (including cyber security measures), business continuity plans, and other matters.

The Trust engaged Broadridge to prepare an independent expense and performance analysis for each Fund. In performing its analyses, Broadridge used data compiled by Morningstar to compare the expenses and performance of each Fund to those of similar funds managed by other advisors identified by Broadridge. The Board reviewed the Broadridge materials, which included

Additional Information

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(Unaudited) – continued

information regarding the performance of each Fund compared with the performance of its benchmark index and of the entire universe of funds in its Morningstar retail category, as well as the performance of a group of comparable funds selected by Broadridge from the relevant Morningstar category (each a “Peer Group”), for the one-, three-, five- and ten-year periods ended July 31, 2023 (in each case net of fees); as well as information regarding the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to those of a peer group of comparable funds selected by Broadridge (each an “Expense Peer Group”) from the Fund’s Morningstar retail category.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees also noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different investment analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Trustees reviewed information from counsel to the Trust and the Independent Trustees regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Independent Trustees met in a private session with counsel to the Trust and the Independent Trustees at which no employees of the Advisor were present.

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Trustee did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to

Additional Information

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(Unaudited) – continued

the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, which helps align his interests with those of Fund shareholders. The Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark(s) and other funds in the Fund’s Morningstar retail category and Peer Group for the one-, three-, five- and ten-year periods ended July 31, 2023. The Board made the following observations in reviewing the Funds’ performance:

•

The annualized total returns of the PRIMECAP Odyssey Stock Fund outperformed the returns of its benchmark, the S&P 500 Index, for the one- and three-year and since inception periods ended July 31, 2023, but underperformed compared to the Index for the five- and ten-year periods by 2.48% and 0.84%, respectively. The Fund’s annualized total returns were above the median returns of the funds in the Morningstar Large Relative Value category for the one- and three-year periods by 2.36% and 2.30%, but were below the median returns of the Morningstar category for the five- and ten-year periods by 1.63% and 0.30%, respectively. The Fund’s annualized total returns were above the median returns of the Peer Group for the one- and three-year periods by 1.14% and 2.44%, but were below the median returns of the Peer Group for the five- and ten-year periods by 0.72% and 0.53%, respectively.

•

The annualized total returns of the PRIMECAP Odyssey Growth Fund outperformed the returns of its primary benchmark, the S&P 500 Index, for the one-year and since inception periods ended July 31, 2023, but underperformed compared to the Index for the three-, five- and ten-year periods by 1.38%, 4.22% and 0.76%, respectively. The Fund’s annualized total returns outperformed the return of its secondary benchmark, the Russell 1000 Growth Index, for the three-year period, but underperformed compared to the Index for the one-, five-, and ten-year and since inception periods by 2.62%, 7.25%, 3.63% and 0.75%, respectively. The Fund’s annualized total returns were above the median return of the funds in the Morningstar Large Core Growth category for the three-year period by 1.62%, but were below the median returns of the Morningstar category for the one-, five- and ten-year periods by 0.73%, 5.26% and 1.85%, respectively. The Fund’s annualized total returns were above the median return of the Peer Group for the three-year period by 1.87%, but were below the median returns of the Peer Group for the one-, five- and ten-year periods by 0.63%, 4.98%, and 1.68%, respectively.

•

The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund outperformed the returns of its primary benchmark, the S&P 500 Index, for the one-year and since inception periods ended July 31, 2023, but underperformed compared to the Index for the three-, five-, and ten-year periods by 6.01%, 6.23% and 0.72%, respectively. The

Additional Information

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(Unaudited) – continued

Fund’s annualized total returns outperformed the returns of its secondary benchmark, the Russell Mid Cap Growth Index, for the one-, three-, and ten-year and since inception periods, but underperformed relative to the Index for the five-year period by 3.93%. The Fund’s annualized total returns were above the median returns of the funds in the Morningstar All-Cap Growth category for the one-and ten-year periods by 5.45% and 0.61%, but were below the median returns of the Morningstar category for the three-and five-year periods by 0.35% and 3.82%, respectively. The Fund’s annualized total returns were above the median returns of the Peer Group for the one-, three-, and ten-year periods by 6.94%, 0.17%, and 0.28%, respectively, but was below the median return of the Peer Group for the five-year period by 4.07%.

In assessing the performance of the Funds, the Trustees acknowledged that the Funds’ performance struggled to keep pace with that of their respective indices, Peer Groups, and Morningstar categories for certain periods as the Advisor stayed committed to its investment philosophy and refused to chase momentum driven stocks during the height of the COVID-19 pandemic, including the Funds’ underweight positions in the “Big 5” tech stocks (Microsoft, Apple, Amazon, Alphabet, and Meta), since those companies benefited significantly from the pandemic. The Trustees noted that the Advisor believes that each Fund continues to hold considerable value in its portfolio despite the various periods of underperformance. The Trustees also noted that each Fund had performed well over the long term. Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar retail category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s Expense Peer Group, which was selected by Broadridge and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds).

The materials for the meeting indicated as follows:

•	The advisory fee of the Stock Fund was the same as the median fee of the funds in the Morningstar Large Blend retail category, but above the median fee of the Fund’s Expense Peer Group by 0.09%.

•	The advisory fee of the Growth Fund was below the median fees of the funds in the Morningstar Large Growth category and the Fund’s Expense Peer Group.

Additional Information

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(Unaudited) – continued

•	The advisory fee of the Aggressive Growth Fund was below the median fees of the funds in the Morningstar Mid-Cap Growth category and the Fund’s Expense Peer Group.

•

The total expense ratios of the Stock Fund, the Growth Fund and the Aggressive Growth Fund were below the medians of the respective Morningstar retail categories. The total expense ratio of the Stock Fund was the same as the median of its Expense Peer Group, but the expense ratios of the Growth Fund and Aggressive Growth Fund were below the medians of their respective Expense Peer Groups.

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board considered that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, noting that mutual funds are subject to certain requirements under the 1940 Act that do not apply to the Advisor’s separate account clients. The Trustees considered the services provided by the Advisor under the Investment Advisory Agreement, including providing the Chief Compliance Officer, certain other officers of the Trust and other personnel involved in the oversight of the Trust’s service providers. The Board further noted that the advisory fee was the sole source of revenue from the Funds to the Advisor. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability. The Board recognized the competitiveness of the registered fund industry and the importance of an investment advisor’s long-term profitability, including for maintaining management stability and accountability, for maintaining its own financial condition and for maintaining an environment in which it is able to attract and retain investment professionals. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with each Fund was reasonable.

Economies of Scale and Other Benefits to the Investment Advisor

The Trustees considered that the Investment Advisory Agreement provides fee breakpoints at $100 million and $10 billion in assets for each Fund, that the Advisor had added the $10 billion breakpoint effective May 1, 2021, and that the fees continued to compare favorably to those of other actively managed funds with similar investment objectives. The Board considered that the

Additional Information

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(Unaudited) – continued

Advisor had significant assets under management at the time the Funds commenced operations and that the Funds were offered advisory fee rates at inception that reflected scale within the Advisor’s business. The Board also acknowledged various diseconomies of scale experienced by the Advisor as the Funds have grown, including the hiring of additional personnel and the provision of additional services to the Funds including online access to shareholder accounts and improved technology, systems, and hardware. The Board and the Independent Trustees concluded that the Advisor had shared any economies of scale it had realized from the Funds with the Funds and their shareholders through advisory fee breakpoints, the hiring of additional personnel, and the provision of additional services to the Funds.

The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds other than investment advisory fees, including any research provided to the Advisor by broker-dealers providing execution services to the Funds, the intangible benefits of the Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement with respect to each Fund was fair and reasonable in light of the services being provided by the Advisor to the Fund and its shareholders and that renewal of the investment advisory agreement with respect to each Fund was in the best interest of the Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 155 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	53
Joel P. Fried	38
Alfred W. Mordecai	26
M. Mohsin Ansari	23
James Marchetti	18

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.primecap.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 77	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Joel P. Fried Age: 61	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai Age: 56	Co-Chief Executive Officer and Trustee	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Michael J. Ricks Age: 45	Chief Administrative Officer and Secretary	Indefinite; Since 03/11	Vice President PRIMECAP Management Company; Chief Compliance Officer, PRIMECAP Odyssey Funds; Chief Compliance Officer, PRIMECAP Management Company March 2019-March 2020
Jennifer Ottosen Age: 63	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since 02/20	Chief Compliance Officer, PRIMECAP Management Company since March 2020; Senior Compliance Officer, PRIMECAP Management Company May 2019-March 2020; CCO Dividend Assets Capital, LLC
Julietta Martikyan(1) Age: 40	Chief Financial Officer and Treasurer	Indefinite; Since 12/23	Director of Administration and Compliance PRIMECAP Management Company since October 2021; Vice President U.S. Bank Global Fund Services February 2010-October 2021

(1)	Michael Ricks resigned as the Chief Financial Officer and Julietta Martikyan was elected as the Chief Financial Officer and Treasurer effective December 11, 2023.

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Elizabeth D. Obershaw Age: 63	Chair of the Board and Trustee	Indefinite; Since 06/08	Consultant; Formerly, Managing Director, Horsley Bridge Partners, an investment advisor (2007-2021)	3	None
Wayne H. Smith Age: 82	Chair of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac Age: 79	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Michael Glazer Age: 83	Trustee	Indefinite; Since 10/19	Retired; Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Steven Paul Cesinger Age: 60	Trustee	Indefinite; Since 10/23	Global Co-Founder and Chief Capital Officer, Valor Hospitality Partners, a hospitality acquisition, development and management company; Chairman of the Board of Valor Hospitality Holdings, LLC	3	None
LeSans Heard Montgomery Age: 56	Trustee	Indefinite; Since 10/23	Licensed Realtor and Real Estate Consultant, RE/MAX Select Realty; Member, Board of Property Assessment Appeals and Review, Allegheny County, Pennsylvania (2020-present); Formerly Principal, Heard’s Tree Service	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act. The address for each Interested Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Joel P. Fried(2) Age: 61	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company	3	None
Alfred W. Mordecai(2) Age: 56	Co-Chief Executive Officer and Trustee	Indefinite; Since 10/23	Vice Chairman, Director, and Portfolio Manager, PRIMECAP Management Company	3	None

(1)

Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(2)	Messrs. Fried and Mordecai are “interested persons” of the Trust, as defined by the 1940 Act, because of their employment with PRIMECAP Management Company, the investment advisor to the Trust.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

177 East Colorado Boulevard, 11th Floor

Pasadena, California 91105

•

Distributor

ALPS DISTRIBUTORS, INC.

1290 Broadway, Suite 1000

Denver, Colorado 80203

•

Custodian

U.S. BANK, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

MORGAN, LEWIS & BOCKIUS LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

601 South Figueroa Street, Suite 900

Los Angeles, California 90017

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officers and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers, including any implicit waivers, from any provisions of the code of ethics during the period covered by this report.

The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the Registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne H. Smith and Steven Paul Cesinger are the Registrant’s “audit committee financial experts” and are considered to be “independent” as each term is defined in paragraph (2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The Registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Services

“Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.

(c) Tax Fees

“Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the Registrant’s federal and state tax returns.

(d) All Other Fees

There were no other services provided by the principal accountant to the Registrant during the past two fiscal years.

The following table details the aggregate fees billed or expected to be billed to the Registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
(a) Audit Fees	$163,046	$156,071
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$19,779	$18,927
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All services were pre-approved and no waivers to the pre-approval requirement were made.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$19,779	$18,927
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Registrant’s Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)  (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item  2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed July  7, 2022.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 22, 2023

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 22, 2023

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 22, 2023

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 22, 2023

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 22, 2023

By	/s/ Julietta Martikyan
Julietta Martikyan, Chief Financial Officer

Date	December 22, 2023